Exhibit 10.23(a)

CERTAIN INFORMATION HAS BEEN OMITTED OR REDACTED FROM VERSION OF THIS EXHIBIT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment Form

Amendment No.	1

Amendment Submission Date:	November 17, 2020

Sponsor:	CryoLife, Inc.

Study Title:	Prospective Randomized On-X Anticoagulation Clinical Trial (PROACT Xa)

Sponsor Contact:	Brittanny Boyer, Associate Director, New Technology, Clinical Research

DCRI Contacts:	Alma Chavez, Project Leader Clinical Operations Dawn Goodwin, Grants and Proposals Analyst III, Grants and Proposals Services

CryoLife, Inc. (“Sponsor”) and Duke University (“Duke” or “DCRI”) entered into a Clinical Research Agreement (the “Agreement”), effective October 10, 2019, to conduct the PROACT Xa - Prospective Randomized On-X Anticoagulation Clinical Trial.  This Amendment No. 1 serves as an amendment to the Agreement and provides details related to the scope changes and associated budget adjustments.

Description of Scope Changes:  The budget for this Amendment is detailed in Attachment 1: “DCRI Detailed Fees and Pass-through Cost Estimate” (the “Amended Budget”).  Attachment 1 to this Amendment No. 1 hereby replaces the budget table titled “Star-Up Agreement 7th Extension thru Full Study Budget 10/8/2019” in its entirety.

Changes to Study Timeline:  This Amendment to the Agreement includes [                                                                         ]as shown in the revised study timeline table below:

Original Study Timeline in the Agreement:

Study Timeline (Clinical Research Agreement)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up		[OMITTED]
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Reporting
TOTAL PROJECT DURATION:

Revised Study Timeline:

Study Timeline (Amendment to the Clinical Research Agreement)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up		[OMITTED]
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Reporting
TOTAL PROJECT DURATION:

Description of Budget Change Summary:

	Original SUA Through Clinical Research Full Budget	Amendment No. 1 to the Clinical Research Agreement	Revised Contract Value
DCRI Direct Fees
Pass-through Costs		[OMITTED]
Total

Description of Scope Changes:  The DCRI budget for Amendment is detailed in Attachment I: “DCRI Detailed Fees and Pass-through Cost Estimate in the “Scope Change Justification” column.

The budget includes a correction of $12,509.16 for a credit that was erroneously included in the Start-Up Agreement (SUA).

DCRI will invoice completed units on a monthly basis pursuant to the terms of the Agreement, provided, however, no additional upfront payment shall be required with respect to the budget increases reflected in this Amendment No. 1.

Approval Signatures:

CryoLife, Inc.: By: __/s/ Pat Mackin___________________ Title: __President and CEO_________________ Date:_December 4, 2020_____________________________	Duke University: By: __/s/ Aimee Turner________________ Title: __Chief Financial Officer, DCRI____ Date:_Dec. 8, 2020__________________________

Attachment 1:  “DCRI Detailed Fees and Pass-through Cost Estimate.”

[OMITTED]